Smith Barney Futures Management LLC
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated February 29, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                  February 2000


The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $949.13 per unit at the end of February, down 0.7% for the month.

Continuing the tone set in January, volatility stretched across a broad range of markets making diversification and risk management imperative. The net result was essentially flat performance for the month.

Gains were made in Japanese yen and non-European currency trading, global stock market indices, and energy especially participation in the rising price of crude oil. Fears that the recovery in Japan has stalled and that further economic reform will stall led to profits in the Nikkei and the yen but losses in the Japanese Government bond contract. Gains in energy positions were made as crude prices surged above $30 a barrel reaching levels not seen since the Gulf War.

The U.S. and international interest rate markets entered a new phase of volatility as inflation fears fueled expectation of higher short term rates but were offset by lower rates in long term instruments in response to the U.S. Treasury's plans to reduce long term debt. The Fund's advisors mostly profited early in the month but then experienced losses as the markets adjusted and sought new directions. Trading in precious and base metals also posted losses as gold reached a February high early in the month and then fell nearly 10% at month-end based on speculation that large producers would continue their hedging programs.

The agricultural sectors were featureless with minor losses in grains, livestock and softs positions.

Smith Barney Futures Management LLC

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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                           For the Period February 1,
                            Through February 29, 2000

                                                                   Percent
                                                                 of Average
                                                                 Net Assets

Realized losses from trading                   $(640,389)          (0.71)%
Change in unrealized gains/losses
   from trading                                  278,605            0.31
                                                ---------           ----
                                                (361,784)          (0.40)
Add, Brokerage commissions
   and clearing fees ($11,755)                   415,995            0.46
                                                ---------           ----
Net realized and unrealized
   losses                                       (777,779)          (0.86)
Interest Income                                  294,801            0.33
                                                ---------           ----
                                                (482,978)          (0.53)

Less, Expenses:
  Management fees                                142,513            0.16
  Incentive fees                                 (72,940)          (0.08)
  Other expenses                                  15,480            0.02
                                                ---------           ----
                                                  85,053            0.10
                                                ---------           ----
 Net Loss                                       (568,031)          (0.63)%
                                                                   =====

Redemptions (978.2935 L.P. units
at February 29, 2000 net asset
value per unit of $949.13)                      (928,528)
                                                ---------
Decrease in net assets                        (1,496,559)

Net assets, January 31, 2000                  90,434,117
                                              -----------
Net assets, February 29, 2000                $88,937,558

Net asset value per unit
 ($88,937,558/94,009.8057 units)                 $ 946.05
                                              ===========
Redemption value per unit (Note 1)               $ 949.13
                                              ===========

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $949.13.

The net asset value per unit of $946.05 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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